Exhibit 10.1

CONFIDENTIAL

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL, AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

FOURTH AMENDMENT TO

THE AMENDED AND RESTATED COMMERCIALIZATION AGREEMENT

This FOURTH AMENDMENT TO THE AMENDED AND RESTATED COMMERCIALIZATION AGREEMENT (the “4th Amendment”), is entered into as of December 30, 2025 (the “Amendment Effective Date”), by and between Atara Biotherapeutics, Inc. (“Atara”) and Pierre Fabre Medicament (“Partner”). Atara and Partner are referred to in this Amendment individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Atara and Partner entered into that certain Amended and Restated Commercialization Agreement, dated as of October 31, 2023, and effective as of December 19, 2023, as amended (the “Agreement”);

WHEREAS, pursuant to the Agreement, Atara granted to Partner and its Affiliates an exclusive, worldwide, remuneration-bearing license, including the right to commercialize the Product (for which Atara submitted a BLA to the U.S. Food and Drug Administration on May 20, 2024) in the United States;

WHEREAS, the Parties have mutually agreed to amend the Agreement as follows, in accordance with Section 16.3 of the Agreement;

NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and on the terms and subject to the conditions set forth herein, the Parties hereby agree as follows:

AMENDMENT

1. Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Agreement.

2. Section 10.2(g) of the Agreement is hereby deleted in its entirety and replaced with the following:

[***].

3. Section 10.2(h) of the Agreement is hereby deleted in its entirety and replaced with the following:

[***].

4. A new Section 10.3(k) of the Agreement is hereby added as follows:

[***] Product Net Sales exceed [***]: Fifteen Million Dollars ($15,000,000) [***].

5. Except as specifically modified or waived herein, all other terms and conditions of the Agreement are unchanged and shall remain in full force and effect. In the event of any conflict or inconsistency between the terms of in this Amendment and the Agreement, the terms of this Amendment will control.

6. No waiver, alteration or modification of any of the provisions of this Amendment shall be binding unless made in writing and signed by the Parties.

7. This Amendment may be executed in any number of counterparts and by each of the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signatures of the Parties transmitted by electronic means shall be deemed to be their original signatures for all purposes.

8. This Amendment will be governed by and in accordance with the laws of Switzerland without giving effect to any choice of law principles that would require the application of the laws of a different jurisdiction.

9. Any dispute arising out of or relating to this Fourth Amendment shall be resolved in accordance with the venue and dispute resolution provisions of Section 16.12 of the Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties intending to be bound have caused this 4TH Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

ATARA BIOTHERAPEUTICS, INC.		PIERRE FABRE MEDICAMENT

By:	/s/ Cokey Nguyen	By:	/s/ Marie Andree Gamache
Name: Cokey Nguyen		Name: Marie Andree Gamache
Title: President and CEO		Title: Medical Care CEO and PFM President
Date: 12/30/2025		Date: 12/30/2025

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